Unit-Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
17.	Unit-Based Compensation

In March 2015, a total of 10,447 common units, with an aggregate value of $0.4 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2015. These common units were fully vested upon grant. During 2014 and 2013, the Partnership awarded 9,521 and 7,362 common units, respectively, as compensation to non-management directors. The awards were fully vested in March 2014 and March 2013, respectively. The compensation to the non-management directors is included in general and administrative expenses on the Partnership’s consolidated statements of income.

During March 2015, 2014 and 2013, the Partnership granted 32,054, 31,961 and 36,878 restricted units, respectively, with grant date fair values of $1.1 million, $1.3 million and $1.5 million, respectively, based on the Partnership’s closing unit price on the grant date, to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries who provide services to the Partnership. Each restricted unit represents one of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The restricted units vest equally over three years from the grant date. Any portion of a restricted unit award that is not vested on the date of a recipient’s termination of service is cancelled, unless their termination arises as a result of the recipient’s retirement, and in this case, the restricted unit award will continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards is paid to each recipient in the form of units, net of withholding tax. During the years ended December 31, 2015, 2014 and 2013, the Partnership recorded an expense of $1.2 million, $1.0 million, and $1.0 million, respectively, related to the restricted units.